UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 21, 2009 (October 19, 2009)
Date of Report (Date of earliest event reported)

CARE INVESTMENT TRUST INC.
(Exact name of registrant as specified in its charter)

Maryland	001-33549	38-3754322
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

505 Fifth Avenue, 6th Floor, New York, New York	10017
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (212) 771-0505
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On October 19, 2009, Kirk E. Gorman resigned from the Board of Directors of Care Investment Trust. The Board has appointed Flint D. Besecker, currently the Vice Chairman of the Board of Directors, to replace Mr. Gorman as the Chairman of the Care Board of Directors. A copy of the press release announcing Mr. Gorman’s resignation and Mr. Besecker’s appointment is attached to this Report as Exhibit 99.1.
Item 9.01 Finance Statements and Exhibits.
     (d) Exhibits
The following exhibit is furnished as part of this Report to the extent described in Item 5.02.
99.1	Press Release issued by Care Investment Trust on October 21, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 21, 2009

CARE INVESTMENT TRUST INC.
By:	/s/ Torey Riso
	Name:	Torey Riso
	Title:	Chief Compliance Officer & Secretary

Exhibit Index
99.1	Press Release issued by Care Investment Trust on October 21, 2009.